DELAWARE VIP® TRUST

Delaware VIP REIT Series (the “Series”)

Supplement to the Series’ Statement of Additional Information
dated April 29, 2016

The following information is added to the chart in the section of the Series’ Statement of Additional Information entitled "Portfolio Managers — Delaware Management Company — Other Accounts Managed”:

	No. of Accounts	Total Assets Managed	No. Of Accounts with Performance Based-Fees	Total Assets in Accounts with Performance- Based Fees
Scott P. Hastings*
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2	$68.4 million	0	$0
*Scott P. Hastings became portfolio manager of Delaware VIP REIT Series on July 1, 2016.  Information for Mr. Hastings is as of May 31, 2016.

Please keep this Supplement for future reference.

This Supplement is dated July 7, 2016.